UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2021

ACTIVE HEALTH FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

WYOMING	000-54388	26-1736663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

6185 Magnolia Avenue Suite #403 Riverside, California	92506
(Address of Principal Executive Offices)	(Zip Code)

(951) 454-0889

Registrant’s Telephone Number including Area Code:

Securities registered pursuant to Section 12(b) of the Act:

Title and Class of Each	Trading Symbol(s)	Name of each Exchange on which Registered
Common and Preferred	AHFD	OTC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(See General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

503 Amendments to Articles of Incorporation or By Laws; Change in Fiscal Year

On June 16,2021 changes were made to Active Health Foods, Inc. By Laws originally filed on February 11, 2011, then updated on December 12, 2019.

The New update, “Section 1 - Classes of Shares” has been added to Article VII on Page #9 of the Company’s By Laws that reads:

“There are two (2) Classes of Shares: Common Shares

and Preferred Class “A” Shares with Super Voting Rights

representing fifty-one percent (51%)

of all Authorized Present and Future

Issued Common Shares of

Active Health Foods, Inc”.

Attached Exhibit “A” – Board Resolution

Attached Exhibit “B” – Copy of Updates By Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021

Active Health Foods, Inc.

/s/ Gregory C. Manos	/s/ Gregory C. Manos
Gregory C. Manos	Gregory C. Manos
President & Sole Director	Secretary

Exhibit “A”

Minutes

Pursuant to a Special Meeting

of the

DIRECTORS

of

Active Health Foods, Inc.

WHEREAS the undersigned, being the sole Director of Active Health Foods, Inc., a Wyoming Corporation, does hereby agree at a Special Meeting of the Directors held on June 16, 2021, in lieu of a formally noticed Director meeting to the specific actions herein stated; and

WHEREAS the sole Director who placed his signature hereto consents to this Special Meeting and agrees now and forever to waive any formal notice to this meeting and any objection to this being a Special Meeting and unanimously agree and concur that this is and shall forever be considered a duly called, legally constituted and sanctioned Special Meeting of Directors of Active Health Foods, Inc.; and

WHEREAS the sole Director of Active Health Foods, Inc. desires to make a change, an update the Company’s By Laws to be effective June 16, 2021 that were originally filed with the Securities and Exchange Commission on February 11, 2011 than Updated on December 12, 2019.

THEREFORE, BE IT

RESOLVED, that this Board of Directors hereby accepts the updates made to Active Health Foods, Inc.’s By Laws; and be it

RESOLVED, that all Directors, officers, employees and agents of Active Health Foods, Inc. are hereby directed to perform all tasks necessary to carry out this Resolutions in a timely manner.

Fax or electronic signatures shall suffice as original signatures for all purposes and signatures may be collected independently of each other such that when combined they will constitute one complete document for all purposes.

IN WITNESS WHEREOF, the undersigned, comprising the entire Board of Directors of Active Health Foods, Inc., hereupon attests and approves these Minutes in their entirety.

/s/ Gregory C. Manos
Gregory C. Manos
Director June 16, 2021

Acknowledged and affirmed with Corporate Seal Affixed Hereto

/s/ Gregory C. Manos
Gregory C. Manos
Secretary June 16, 2021

Exhibit “B”

BYLAWS

OF

ACTIVE HEALTH FOODS, INC.

Article I: Offices

The principal office of Active Health Foods, Inc. (“Corporation”) in the State of Wyoming will be in Riverside, California, County of Riverside. The Corporation may have such other offices, either within or without the State of Wyoming as the Board of Directors my designate or as the business of the Corporation may require from time to time.

Article II: Shareholders

Section 1. Annual Meeting. The annual meeting of the shareholders shall be held on such date during the calendar year as may be designated by the Board of Directors. If the day fixed for the annual meeting shall be a legal holiday in the State of Wyoming, such meeting shall be held on the next succeeding business day. If the election of Directors shall be held on the day designated herein for any annual meeting of the shareholders or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

Section 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the CEO, President or by the Board of Directors, and shall be called by the CEO or President at the request of the holders of not less than ten percent (10%) of all the outstanding shares of the Corporation entitled to vote at the meeting.

Section 3. Place of Meeting. The Board of Directors my designate any place, either within or without the State of Wyoming, unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Wyoming, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the principal office of the Corporation.

Section 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall unless otherwise prescribed by statute, be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

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Section 5. Closing of Transfer Books or Fixing of Record. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period, but not to exceed in any case fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least fifteen (15) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than thirty (30) days and, in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

Section 6. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such lists shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

Section 7. Quorum. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 8. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by his or duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. A meeting of the Board of Directors may be had by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting under such circumstances shall constitute presence at the meeting.

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Section 9. Voting of Shares by Certain Holders. Shares standing in the name of another Corporation may be voted by such officer, agent or proxy as the Bylaws of such Corporation may prescribe or, in the absence of such provision, as the Board of Directors of such Corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority to do so be contained in an appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred. Shares of its own stock belonging to the Corporation shall not be voted directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

Section 10. Informal Action by Shareholders. Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

Article III: Board of Directors

Section 1. General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors.

Section 2. Number, Tenure and Qualifications. The number of Directors of the Corporation shall be fixed by the Board of Directors, but in no event shall be less than one (1). Each Director shall hold office until the next annual meeting of shareholder and until his successor shall have been elected and qualified.

Section 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than such resolution.

Section 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the CEO or President or any two Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

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Section 5. Notice. Notice of any special meeting shall be given at least one (1) day previous thereto by written notice delivered personally or mailed to each Director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United Sates mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any Directors may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 6. Quorum. A majority of the number of Directors fixed by Section 2 of the Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

Section 7. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 8. Action Without a Meeting. Any action that may be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed before such action by all of the Directors.

Section 9. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors, unless otherwise provided by law. A Director elected to fill a vacancy shall be elected for the un-expired term of his predecessor in office. Any Directorship to be filled by reason of an increase in the number of Directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of Directors by the shareholders.

Section 10. Compensation. By resolution of the Board of Directors, each Director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a stated salary as a director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation thereof.

Section 11. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

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Article IV: Officers

Section 1. Number. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors, including a Chairman of the Board. In its discretion, the Board of Directors may leave unfilled for any such period as it may determine any office except those of President and Secretary. Any two or more offices may be held by the same person. Officers may be Directors or shareholders of the Corporation.

Section 2. Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall resign or shall have been removed in the manner hereinafter provided.

Section 3. Removal. Any officer or agent may be removed by the Board of Directors, whenever in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights, and such appointment shall be terminable at will.

Section 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the un-expired portion of the term.

Section 5a. CEO. The CEO shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. He shall, when present, preside at all meetings of the shareholders and of the Board of Directors, unless there is a Chairman of the Board, in which case the Chairman shall preside. He may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deed, mortgages, bonds, contract, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by their Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of CEO and such other duties as may be prescribed by the Board of Directors from time to time.

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Section 5b. President. The President shall, after the CEO, be the next executive officer of the Corporation and, subject to the control of the Board of Directors, shall at the direction of the CEO supervise and control all of the business and affairs of the Corporation. He shall, when the CEO is not present, preside at all meetings of the shareholders and of the Board of Directors, unless there is a CEO and /or Chairman of the Board, in which case the CEO and/or Chairman shall preside. He may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deed, mortgages, bonds, contract, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by their Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the CEO and/or Board of Directors from time to time.

Section 6. Vice President. In the absence of the CEO or President or in the event of his death, or his inability or refusal to act, the Vice President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties as from time to time may be assigned to him by the CEO and or President or by the Board of Directors. If there is more than one Vice President, each Vice President shall succeed to the duties of the President in order of rank as determined by the Board of Directors. If no such rank has been determined, then each Vice President shall succeed to the duties of the President in order of date of election, the earliest date having the first rank.

Section 7. Secretary. The Secretary shall: (a) keep the minutes of the Board of Directors in one or more minute books provided for the purpose; (b) see that all notices are duly given in accordance with the provisions of the Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the CEO or President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation, and (g) in general perform all duties incident to the office of the Secretary and such other duties as from time to time may be assigned to him by the CEO or President or by the Board of Directors.

Section 8. Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article VI of these Bylaws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the CEO or President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such sureties as the Board of Directors shall determine.

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Section 9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

Article V: Indemnity

Section 1. Definitions. For purposes of this Article, “Indemnitee” shall mean each Director or Officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a Director or Officer of this Corporation or is or was serving in any capacity at the request of this Corporation as a Director, Officer, employee, agent, partner, or fiduciary of, or in any other capacity for, another corporation, partnership, joint venture, trust, or other enterprise. The term “Proceeding” shall mean any threatened, pending or completed action or suit (including, without limitation, an action, suit or proceeding by or in the right of this Corporation), whether civil, criminal, administrative or investigative.

Section 2. Indemnification. Each Indemnitee shall be indemnified and held harmless by this Corporation for all actions taken by him or her, and for all omissions (regardless of the date of any such action or omission), to the fullest extent permitted by Wyoming law, against all expense, liability and loss (including, without limitation, attorney fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding. Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors and administrators. This Corporation may, by action of its Board of Directors, and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees. The rights to indemnification as provided in this Article shall be non-exclusive of any other rights that any person may have or hereafter acquire under an statute, provision of this Corporation’s Articles of Incorporation or Bylaws, agreement, vote of stockholders or Directors, or otherwise.

Section 3. Financial Arrangements. This Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a Director, Officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him or her and liability and expenses incurred by him or her in such capacity, whether or not this Corporation has the authority to indemnify him or her against such liability and expenses. The other financial arrangements which may be made by this Corporation may include, but are not limited to, (a) creating a trust fund; (b) establishing a program of self-insurance; (c) securing its obligation of indemnification by granting a security interest or other lien on any of this Corporation’s assets, and (d) establishing a letter of credit, guarantee or surety. No financial arrangement made pursuant to this section may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancing expenses or indemnification ordered by a court.

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Any insurance or other financial arrangement made on behalf of a person pursuant to this section may be provided by this Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by this Corporation. In the absence of fraud: (a) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this section, and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (b) the insurance or other financial arrangement is not void or voidable; does not subject any Director approving it to personal liability for his action; and even if a Director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 4. Contract of Indemnification. The provisions of this Article relating to indemnification shall constitute a contract between this Corporation and each of its Directors and Officers, which may be modified as to any Director or Officer only with that person’s consent or as specifically provided in this section. Notwithstanding any other provision of the Bylaws relating to their amendment generally, any repeal or amendment of this Article which is adverse to any Director or Officer shall apply to such Director or Officer only on a prospective basis and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws, no repeal or amendment of these Bylaws shall affect any or all of this Article so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the Directors of this Corporation then serving, or (b) the stockholders as set forth in Article XII hereof; provided that no such amendment shall have retroactive effect inconsistent with the preceding sentence.

Section 5. Wyoming Law. References in this Article to Wyoming law or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of an Indemnitee or limits the indemnification rights or the rights to advancement of expenses which this Corporation may provide, the rights to limited liability, to indemnification and to the advancement of expenses provided in this Corporation’s Articles of Incorporation, these Bylaws, or both shall continue as theretofore to the extent permitted by law; and (b) if such change permits this Corporation, without the requirement of any further action by stockholders or Directors, to limit further the liability of Indemnitees or to provide broader indemnification rights or rights to the advancement of expenses than this Corporation was permitted to provide prior to such change, liability thereupon shall be so limited and the rights to indemnification and advancement of expenses shall be so broadened to the extent permitted by law. The Corporation shall indemnify its Directors, officers and employees as follows: As determined by the Board from time to time.

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Article VI: Contracts, Loans, Checks, and Deposits

Section 1. Contracts. The Board of Directors may authorize any office or officers, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3. Checks, Drafts, etc. All checks, drafts, or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

Article VII: Classes of Shares, Certificates for Shares, and Their Transfer

Section 1. Classes of Shares. There are two (2) Classes of Shares: Common Shares and Preferred Class “A” Shares with Super Voting Rights, these Shares represent fifty-one percent (51%) of all Authorized, Present and Future Issued Common Shares of Active Health Foods, Inc.

Section 2. Certificates for Shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the CEO/President and by the Secretary or by such other officers authorized by law and by the Board of Directors to seal with the corporate seal. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, expect that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 3. Transfer of Shares. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares.

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The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, Provided, however, that upon any action undertaken by the shareholder to elect S Corporation status pursuant to Section 1362 of the Internal Revenue Code and upon any shareholders agreement thereto restricting the transfer of said shares so as to disqualify said S Corporation status, said restriction on transfer shall be made a part of the Bylaws so long as said agreements is in force and effect.

Article VIII: Fiscal Year

The fiscal year of the Corporation shall end on the 31st day of December of each year.

Article IX: Dividends

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and condition provided by law and its Articles of Incorporation.

Article X: Corporate Seal

The Corporation will not have a corporate seal.

Article XI: Waiver of Notice

Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or Director of the Corporation under the provision of the Articles of Incorporation or under the provisions of the applicable Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Article XII: Amendments

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors, or by the shareholder as any regular or special meeting of the shareholders.

The above Bylaws are certified to have been adopted by the Board of Directors of Active Health Foods, Inc.

Gregory C. Manos

President, CEO, and Sole Director

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